Rule 497(e)
                                                      Registration No. 333-00767


                               AMERINDO FUNDS INC.
                        SUPPLEMENT DATED JANUARY 24, 2001
                            TO SAI DATED MAY 30, 2000



Page 9 of the Statement of Additional Information is revised to reflect that Jude T. Wanniski is no longer a director of the Fund and to add Charles A. Parker as a director. Mr. Parker's address is that of the Funds.

          Charles A. Parker             Retired. Former
          (66)                          Executive Vice President
                                        and Director,
                                        The Continental
                                        Corporation.

Page 11 of the Statement of Additional Information is revised to reflect that Dana E. Smith and Anthony Ciulla are no longer officers of the Fund.